Description of Business and Nature of Operations	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Description of Business and Nature of Operations
1.	Description of Business and Nature of Operations
Wheaton Precious Metals Corp. is a precious metal streaming company which generates its revenue primarily from the sale of precious metals (gold, silver and palladium). Wheaton Precious Metals Corp. (“Wheaton” or the “Company”), which is the ultimate parent company of its consolidated group, is incorporated and domiciled in Canada, and its principal place of business is at Suite 3500 - 1021 West Hastings Street, Vancouver, British Columbia, V6E 0C3. The Company trades on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange (“NYSE”) under the symbol WPM.
The Company has entered into 23 long-term purchase agreements (three of which are early deposit agreements), with 17 different mining companies, for the purchase of precious metals and cobalt (“precious metal purchase agreements” or “PMPA”) relating to 20 mining assets which are currently operating, 9 which are at various stages of development and 1 which has been placed in care and maintenance, located in 11 countries. Pursuant to the PMPAs, Wheaton acquires metal production from the counterparties for an initial upfront payment plus an additional cash payment for each ounce or pound delivered which is fixed by contract, generally at or below the prevailing market price.
The consolidated financial statements of the Company for the year ended December 31, 2019 were authorized for issue as of March 11, 2020 in accordance with a resolution of the Board of Directors.